PRESS RELEASE For immediate release

NVE Corporation Reports Third Quarter Results and Announces Quarterly Dividend

EDEN PRAIRIE, Minn.—January 20, 2016—NVE Corporation (Nasdaq: NVEC) announced today financial results for the quarter and nine months ended December 31, 2015.

Total revenue for the third quarter of fiscal 2016 decreased 4% to $6.02 million from $6.29 million in the prior-year quarter. The decrease was due to a 15% decrease in product sales, partially offset by a 143% increase in contract research and development revenue. Net income for the third quarter of fiscal 2016 decreased 8% to $2.58 million, or $0.53  per diluted share, compared to $2.79 million, or $0.57 per share, for the prior-year quarter.

For the first nine months of fiscal 2016, total revenue decreased 6% to $21.6 million from $23.0 million for the first nine months of the prior year. The decrease was due to a 14% decrease in product sales, partially offset by a 263% increase in contract research and development revenue. Net income decreased 9% to $9.69 million, or $2.00 per diluted share, for the first nine months of fiscal 2016 compared to $10.7 million, or $2.20 per share, for the prior-year period.

The company also announced a quarterly cash dividend to shareholders of $1.00 per share of common stock, payable February 29, 2016 to shareholders of record as of February 1, 2016.

“We are pleased to report solid results for the quarter despite decreased product sales,” said NVE President and Chief Executive Officer Daniel A. Baker, Ph.D.

NVE is a leader in the practical commercialization of spintronics, a nanotechnology that relies on electron spin rather than electron charge to acquire, store and transmit information. The company manufactures high-performance spintronic products including sensors and couplers that are used to acquire and transmit data. NVE has also licensed its spintronic magnetoresistive random access memory technology, commonly known as MRAM.

Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as risks of decreased revenues, risks related to our reliance on several large customers for a significant percentage of revenue, uncertainties in dividend payments to our shareholders, as well as the risk factors listed from time to time in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2015 and other reports filed with the SEC.
###

                              NVE CORPORATION
                           STATEMENTS OF INCOME
QUARTERS AND NINE MONTHS ENDED DECEMBER 31, 2015 AND 2014 (Unaudited)

                                          Quarter Ended Dec. 31
                                             2015         2014
                                        -------------------------
  Revenue
   Product sales                         $ 5,025,041  $ 5,883,690
   Contract research and development         990,974      408,058
                                        -------------------------
  Total revenue                            6,016,015    6,291,748
  Cost of sales                            1,508,361    1,473,655
                                        -------------------------
  Gross profit                             4,507,654    4,818,093
  Expenses
   Selling, general, and administrative      406,676      533,695
   Research and development                  738,657      694,758
                                        -------------------------
  Total expenses                           1,145,333    1,228,453
                                        -------------------------
  Income from operations                   3,362,321    3,589,640
  Interest income                            468,367      557,843
                                        -------------------------
  Income before taxes                      3,830,688    4,147,483
  Provision for income taxes               1,253,237    1,354,577
                                        -------------------------
  Net income                             $ 2,577,451  $ 2,792,906
                                        =========================
  Net income per share - basic                $ 0.53       $ 0.57
                                        =========================
  Net income per share - diluted              $ 0.53       $ 0.57
                                        =========================
  Weighted average shares outstanding
   Basic                                   4,844,845    4,857,953
   Diluted                                 4,846,970    4,876,074

                                        Nine Months Ended Dec. 31
                                             2015         2014
                                        -------------------------
  Revenue
   Product sales                         $19,197,578  $22,345,577
   Contract research and development       2,419,113      666,579
                                        -------------------------
  Total revenue                           21,616,691   23,012,156
  Cost of sales                            5,146,803    4,641,633
                                        -------------------------
  Gross profit                            16,469,888   18,370,523
  Expenses
   Selling, general, and administrative    1,416,071    1,788,944
   Research and development                2,048,620    2,285,465
                                        -------------------------
  Total expenses                           3,464,691    4,074,409
                                        -------------------------
  Income from operations                  13,005,197   14,296,114
  Interest income                          1,422,696    1,669,320
                                        -------------------------
  Income before taxes                     14,427,893   15,965,434
  Provision for income taxes               4,736,421    5,259,796
                                        -------------------------
  Net income                             $ 9,691,472  $10,705,638
                                        =========================
  Net income per share - basic                $ 2.00       $ 2.21
                                        =========================
  Net income per share - diluted              $ 2.00       $ 2.20
                                        =========================
  Weighted average shares outstanding
   Basic                                   4,853,970    4,854,702
   Diluted                                 4,857,103    4,871,270

                              NVE CORPORATION
                               BALANCE SHEETS
                       DECEMBER 31 AND MARCH 31, 2015

                                              Dec. 31, 2015   March 31, 2015
                                             -------------------------------
  ASSETS
  Current assets
   Cash and cash equivalents                  $   3,594,164   $   9,437,262
   Marketable securities, short term             23,629,484      20,099,288
   Accounts receivable, net of allowance for
    uncollectible accounts of $15,000             1,753,689       2,963,974
   Inventories                                    3,108,911       3,742,492
   Deferred tax assets                              152,789         102,052
   Prepaid expenses and other assets                903,568         574,913
                                             ------------------------------
  Total current assets                           33,142,605      36,919,981
  Fixed assets
   Machinery and equipment                        8,766,708       8,604,926
   Leasehold improvements                         1,539,965       1,524,298
                                             ------------------------------
                                                 10,306,673      10,129,224
  Less accumulated
   depreciation and amortization                  8,502,002       7,873,816
                                             ------------------------------
  Net fixed assets                                1,804,671       2,255,408
  Long-term deferred tax assets                      99,958               -
  Marketable securities, long term               68,127,073      70,913,807
                                             ------------------------------
  Total assets                                $ 103,174,307   $ 110,089,196
                                             ==============================

  LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities
   Accounts payable                           $     209,686   $     358,818
   Accrued payroll and other                        650,846       1,127,136
   Deferred revenue                                 714,805               -
                                             ------------------------------
  Total current liabilities                       1,575,337       1,485,954

  Long-term deferred tax liabilities                      -         275,708

  Shareholders' equity
   Common stock                                      48,449          48,580
   Additional paid-in capital                    19,665,966      20,850,762
   Accumulated other comprehensive income            81,357         746,447
   Retained earnings                             81,803,198      86,681,745
                                             ------------------------------
  Total shareholders' equity                    101,598,970     108,327,534
                                             ------------------------------
  Total liabilities and shareholders' equity  $ 103,174,307   $ 110,089,196
                                             ==============================